Exhibit 10.4

COLLATERAL ASSIGNMENT OF LEASE

THIS COLLATERAL ASSIGNMENT OF LEASE (this “Assignment”) is made December 27, 2018, by and between Arcimoto, Inc., an Oregon corporation (collectively with successors and assigns, the “Assignor”), with an address at 2034 West 2nd Avenue, Eugene, OR 97402, and FOD Capital, LLC, a Florida limited liability company (collectively with successors and assigns, the “Assignee”), with an address at 7009 Shrimp Road, Suite #4, Key West, FL 33040.

RECITALS

A. Under a certain Lease Agreement dated September 3, 2017, and under certain Lease Amendment for the Truck Repair Room attached as Exhibit A (collectively with all modifications, extensions, renewals, and replacements, the “Lease”), 2034 LLC (the “Lessor”) demised and let to Assignor the portion of Lessor’s building located at 2034 West 2nd Avenue, Eugene, OR 97402 (the “Premises”);

B. Assignee proposes to make certain financial accommodations to Assignor as evidenced by a certain Subscription Agreement, Note, Security Agreement and IP Security Agreement dated on or about the date of this Assignment (collectively with all modifications, extensions, renewals, and replacements, the “Note”). Capitalized terms used but not defined in this Assignment have the meanings given to them in the Note.

C.  As further consideration and to induce Assignee to extend Assignor certain financial accommodations under the Note and the other Investor Agreements, Assignor desires to enter into this Assignment.

PROVISIONS

1.  The Assignor assigns, transfers, and sets over unto Assignee, with the right to reassign, all of its right, title, and interest in and under the Lease and in and to the Premises, as collateral security for payment of the Note and all Secured Obligations of Assignor under Other Investor Agreements; it being expressly agreed that this Assignment is made and is consented to by the Lessor upon the terms and conditions set forth in this Assignment.

2.  The Assignor will retain right to possession of the Premises in accordance with the terms and conditions in the Lease until an Event of Default occurs under the Note, the Other Investor Agreements, or the Lease.

3.  If an Event of Default occurs under the Note, the Other Investor Agreements, or the Lease, Assignee may, at its option, by written notice to Lessor and Assignor, assume the Lease and enjoy the specified use of the Premises. Upon exercise of such option, Assignee will be deemed to be substituted as the tenant under the Lease in the place of Assignor, will be deemed to have expressly assumed all of the terms, covenants, and obligations of the Lease applicable to Assignor, and will be entitled to enjoy all rights and privileges granted to Assignor under the Lease, according to its terms.

4.  If an Event of Default occurs under the Note, the Other Investor Agreements, or the Lease, Assignee has the right to reassign, by public or private sale conducted according to the terms of the Uniform Commercial Code as adopted in Oregon, all its rights to the Lease and to enjoy the specified use of the Premises. Upon any such reassignment, the new tenant will promptly cure any breaches of the Lease by Assignor to the extent such cure can be effected by payment of money, and will expressly assume all terms, covenants, and obligations of the Lease applicable to Assignor; whereupon such new tenant will be entitled to enjoy all rights and privileges granted to Assignor under the Lease, according to its terms.

5.  Assignor will be liable to Assignee for all payments by Assignee for rent and other obligations under the Lease to cure defaults of Assignor under the Lease. Assignor’s liability for such sums will become part of the Secured Obligations and will be secured by all security interests securing the Note and the Other Investor Agreements. The parties acknowledge that such payments are reasonable expenses of foreclosure.

6.  ASSIGNOR WAIVES ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS, DEFENSES, COUNTERCLAIMS, AND SUITS OF ANY KIND ARISING FROM OR RELATING TO THIS ASSIGNMENT OR THE DEALINGS OF THE PARTIES IN RESPECT HERETO. ASSIGNOR ACKNOWLEDGES AND AGREES THAT THIS PROVISION IS A MATERIAL TERM OF THIS ASSIGNMENT AND THAT ASSIGNEE WOULD NOT EXTEND ANY FINANCIAL ACCOMMODATIONS UNDER THE NOTE IF THIS WAIVER OF JURY TRIAL WERE NOT A PART OF THIS ASSIGNMENT. ASSIGNOR ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT IT MAKES THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION, OR AFTER THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF ITS CHOICE. ASSIGNOR AGREES THAT ALL SUCH CLAIMS, DEFENSES, COUNTERCLAIMS, AND SUITS WILL BE TRIED BEFORE A JUDGE OF A COURT OF COMPETENT JURISDICTION, WITHOUT A JURY.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first written above.

Assignor:

Arcimoto, Inc.

By:	/s/ Mark Frohnmayer
Name:	Mark Frohnmayer
Title:	CEO

Assignee:

FOD CAPITAL, LLC

By:	/s/ Michael T. Raymond
Name:	Michael T. Raymond
Title:	Manager

 Signature Page to Collateral Assignment of Lease